Principal Exchange-Traded Funds
Supplement dated September 21, 2026
to the Statement of Additional Information
dated April 20, 2026
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD
Under Additional Information Regarding Board Members and Officers, in the PRINCIPAL FUNDS OFFICERS table, delete the rows for Megan Hoffmann and Michael Scholten and add the following alphabetically:

PRINCIPAL FUNDS OFFICERS
Name, Address, and Year of Birth	Position(s) Held with Principal Funds	Principal Occupation(s) During Past 5 Years
Megan Hoffmann 711 High Street Des Moines, IA 50392 1979	Chief Financial Officer (since 2026) Vice President and Treasurer (since 2025) Vice President and Controller (2021-2025)	Principal Financial Group* Senior Director – Fund Accounting and Administration (since 2025) Senior Director – Fund Administration (2024) Director – Accounting (2020-2024)
Christopher Koranda 711 High Street Des Moines, IA 50392 1977	Assistant Secretary (since 2026)	Principal Financial Group* Fund Governance Specialist (since 2025) Paralegal Analyst (2022-2025) Senior Client Relations Program Manager (2019-2022)
Anna Minner 711 High Street Des Moines, IA 50392 1985	Vice President and Assistant Treasurer (since 2026)	Principal Financial Group* Director - Fund Administration (since 2024) Assistant Director - Accounting (2021-2024)
Michael Scholten 711 High Street Des Moines, IA 50392 1979	Vice President (since 2026) Chief Financial Officer (2021-2026)	Principal Financial Group* Assistant Vice President and Actuary (since 2021)
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